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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2008

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                      44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                         1415 Louisiana St, Suite 4100,
                                 Houston, Texas                    77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01     Completion of Acquisition or Disposition of Assets

         This Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed December 22, 2008 by Gateway Energy Corporation (the "Company") to include the financial statements and pro forma financial information required by Item 9.01. As previously reported, on December 22, 2008, the Company acquired a 9.1% net profits interest in certain leases and wells in the Madisonville, Texas gas field for $762,450. The effective date of the acquisition is September 1, 2008.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The following audited financial statements of the CEU TX NPI, LLC are included as Exhibit 99.1 hereto and incorporated herein by reference:

     1.   Independent Auditors' Report

     2. Statements of Revenues for the Period January 1, 2008 through September 30, 2008 and the Years Ended December 31, 2007 and 2006

     3.   Notes to Statements of Revenues

(b)  Pro Forma Financial Information

The following pro forma financial information of the Company giving effect to the acquisition of CEU TX NPI, LLC and certain other transactions described in such pro forma financial information is included as Exhibit 99.2 hereto and incorporated herein by reference:

     1. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2008

     2. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007

     3. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

     4.   Notes to the Unaudited Pro Forma Financial Statements

(c)  Exhibits

The following exhibits are included herein:

Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1                Statements of Revenues of CEU TX NPI, LLC

99.2 Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and the years ended December 31, 2007 and 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  March 4, 2009

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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1                Statements of Revenues of CEU TX NPI, LLC

99.2 Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and the years ended December 31, 2007 and 2006.

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